                                                                    EXHIBIT 99.1


                         MANUFACTURED HOUSING CONTRACT
                 SENIOR/SUBORDINATE PASS-THROUGH CERTIFICATES
                                 SERIES 1999-4

Set forth below is information regarding the manufactured housing installment sales contracts and installment loan agreements to be transferred to the Trust on July 29, 1999. The information below includes the Subsequent Contracts described in the Prospectus Supplement dated June 16, 1999 to the Prospectus dated June 16, 1999. Unless otherwise defined herein, all capitalized terms have the meanings set forth in the Prospectus Supplement.

            GEOGRAPHICAL DISTRIBUTION OF SUBSEQUENT CONTRACT OBLIGORS

                                                                   AGGREGATE    % OF CONTRACT
                                                                   PRINCIPAL       POOL BY
                                             % OF CONTRACT          BALANCE      OUTSTANDING
                              NUMBER OF    POOL BY NUMBER OF      OUTSTANDING     PRINCIPAL
                           CONTRACTS AS OF  CONTRACTS AS OF       AS OF CUT-    BALANCE AS OF
                            CUT-OFF DATE     CUT-OFF DATE          OFF DATE     CUT-OFF DATE
                           --------------- -----------------  ----------------- -------------
Alabama.................          252             7.97%       $    8,870,810.08      7.47%
Alaska..................            1              .03                29,564.89       .02
Arizona.................           77             2.44             3,125,515.19      2.63
Arkansas................           83             2.63             2,983,516.08      2.51
California..............          177             5.60             8,145,754.07      6.85
Colorado................           19              .60               809,492.93       .68
Connecticut.............            2              .06                64,708.72       .05
Delaware................           12              .38               436,585.95       .37
Florida.................           84             2.66             3,696,630.26      3.11
Georgia.................           83             2.63             3,218,140.79      2.71
Idaho...................           23              .73             1,048,912.00       .88
Illinois................           61             1.93             1,777,925.66      1.50
Indiana.................           75             2.37             2,121,560.98      1.78
Iowa....................           66             2.09             1,999,373.64      1.68
Kansas..................           17              .54               659,334.56       .55
Kentucky................          115             3.64             3,499,920.75      2.94
Louisiana...............           24              .76               875,493.24       .74
Maine ..................           30              .95             1,275,835.89      1.07
Maryland................           18              .57               613,841.68       .52
Massachusetts...........            2              .06                31,160.59       .03
Michigan................          182             5.76             6,641,754.48      5.59
Minnesota...............           84             2.66             2,764,240.46      2.32
Mississippi.............          119             3.77             4,381,394.96      3.68
Missouri................           22              .70               547,933.65       .46
Montana.................           36             1.14             1,443,045.23      1.21
Nebraska................           14              .44               502,969.10       .42
Nevada..................           29              .92             1,208,699.51      1.02
New Hampshire...........           25              .79               765,294.69       .64
New Jersey..............            2              .06                96,405.72       .08
New Mexico..............           20              .63               882,014.93       .74
New York................           65             2.06             2,015,743.97      1.70
North Carolina..........           73             2.31             3,659,139.02      3.08
North Dakota............           19              .60               575,509.97       .48
Ohio....................           93             2.94             2,643,488.12      2.22
Oklahoma................           15              .47               549,983.05       .46
Oregon..................           43             1.36             2,451,750.50      2.06
Pennsylvania............           72             2.28             2,329,795.85      1.96
South Carolina..........           44             1.39             1,639,048.54      1.38
South Dakota............           37             1.17             1,310,920.05      1.10
Tennessee...............          132             4.18             4,667,143.77      3.93
Texas...................          547            17.30            22,742,533.95     19.14
Utah....................           10              .32               490,550.65       .41
Vermont.................           11              .35               322,338.60       .27
Virginia................           83             2.63             2,800,149.77      2.36
Washington..............           58             1.84             2,852,969.36      2.40
West Virginia...........           48             1.52             1,467,784.16      1.23
Wisconsin...............           33             1.04               950,305.97       .80
Wyoming.................           23              .73               911,765.37       .77
                               ------           ------        -----------------    ------
**Totals................        3,160           100.00%       $  118,898,751.35    100.00%
                               ======           ======        =================    ======

                 YEARS OF ORIGINATION OF SUBSEQUENT CONTRACTS

                                                                                               % OF CONTRACT POOL BY
                                                          AGGREGATE PRINCIPAL                  OUTSTANDING PRINCIPAL
                         NUMBER OF CONTRACTS              BALANCE OUTSTANDING                      BALANCE AS OF
YEAR OF ORIGINATION(1)   AS OF CUT-OFF DATE               AS OF CUT-OFF DATE                       CUT OFF DATE
----------------------   -------------------              -------------------                  ---------------------
1998....................            1                           33,955.83                               .03
1999....................        3,159                      118,864,795.52                             99.97
                                -----                     ---------------                            ------
   Total................        3,160                     $118,898,751.35                            100.00%
                                =====                     ===============                            ======


(1) The Contracts shown in the above table with earlier years of origination primarily represent Contracts originated by the Company and subsequently refinanced through the Company. The Company retains the first origination dates on its records with respect to such refinanced Contracts.

                  DISTRIBUTION OF SUBSEQUENT CONTRACT AMOUNTS

                                                                                                           % OF CONTRACT POOL BY
                                                                        AGGREGATE                          OUTSTANDING PRINCIPAL
    ORIGINAL CONTRACT           NUMBER OF CONTRACTS                 BALANCE OUTSTANDING                        BALANCE AS OF
 AMOUNT (IN DOLLARS)(1)U        AS OF CUT-OFF DATE                   AS OF CUT-OFF DATE                          CUT-OFF DATE
------------------------        -------------------                 --------------------                    ---------------------
    Less than $10,000.......            109                          $    823,482.08                                  .69%
    Between $10,000 and
     $19,999................            433                             6,715,397.38                                 5.65
    Between $20,000 and
     $29,999................            634                            16,023,965.50                                13.48
    Between $30,000 and
     $39,999................            790                            27,458,379.66                                23.08
    Between $40,000 and
     $49,999................            459                            20,552,034.43                                17.28
    Between $50,000 and
     $59,999................            347                            19,023,417.58                                16.00
    Between $60,000 and
     $69,999................            210                            13,562,292.17                                11.41
    Between $70,000 and
     $79,999................            102                             7,596,126.43                                 6.39
    Between $80,000 and
     $89,999................             36                             3,077,534.84                                 2.59
    Between $90,000 and
     $99,999................             22                             2,076,023.67                                 1.75
    Between $100,000 and
     $109,999...............             11                             1,138,007.76                                  .96
    Between $110,000 and
     $119,999...............              4                               454,035.84                                  .38
    Between $120,000 and
     $129,999...............              1                               125,219.28                                  .11
    Between $130,000 and
     $139,999...............              2                               272,834.73                                  .23
                                      -----                          ---------------                               ------
       Total................          3,160                          $118,898,751.35                               100.00%
                                      =====                          ===============                               ======

--------
(1) The largest original Contract amount is $139,657.66, which represents .12% of the aggregate principal balance of the Subsequent Contracts as of the Cut-off Date.

                           DISTRIBUTION OF SUBSEQUENT
                        LOAN-TO-VALUE RATIOS OF CONTRACTS

                                                               AGGREGATE PRINCIPAL             % OF CONTRACT POOL BY
                                 NUMBER OF CONTRACTS           BALANCE OUTSTANDING             OUTSTANDING PRINCIPAL
LOAN-TO-VALUE RATIO (1)          AS OF CUT-OFF DATE            AS OF CUT-OFF DATE            BALANCE AS OF CUT-OFF DATE
------------------------         -------------------           -------------------           --------------------------
Less than 61%................           101                     $  2,384,950.87                       2.01%
   61% to 65%................            41                        1,401,942.51                       1.18
   66% to 70%................            39                        1,268,982.54                       1.07
   71% to 75%................            60                        2,204,683.42                       1.85
   76% to 80%................           231                        7,852,637.43                       6.60
   81% to 85%................           161                        6,063,692.52                       5.10
   86% to 90%................           990                       39,375,940.78                      33.12
   91% to 95%................         1,040                       40,177,713.32                      33.79
     Over 95%................           497                       18,168,207.96                      15.28
                                      -----                     ---------------                     ------
   Total.....................         3,160                     $118,898,751.35                     100.00%
                                      =====                     ===============                     ======

--------
(1) Rounded to the nearest 1%. The method of calculating loan-to-value ratios is described in the Prospectus.

                            SUBSEQUENT CONTRACT RATES

                                                           AGGREGATE PRINCIPAL            % OF CONTRACT POOL BY
 RANGE OF CONTRACTS BY          NUMBER OF CONTRACTS        BALANCE OUTSTANDING            OUTSTANDING PRINCIPAL
     CONTRACT RATE              AS OF CUT-OFF DATE         AS OF CUT-OFF DATE           BALANCE AS OF CUT-OFF DATE
 ---------------------          -------------------        -------------------          --------------------------
Less than 5.00001%...........             6                $    346,566.47                         .29%
 6.00001% to  7.00000%.......            24                   1,556,403.71                        1.31
 7.00001% to  8.00000%.......           115                   7,350,190.46                        6.18
 8.00001% to  9.00000%.......           396                  20,737,860.68                       17.44
 9.00001% to 10.00000%.......           732                  30,912,700.62                       26.00
10.00001% to 11.00000%.......           660                  24,594,117.71                       20.68
11.00001% to 12.00000%.......           490                  16,070,549.47                       13.52
12.00001% to 13.00000%.......           401                  10,832,675.69                        9.11
13.00001% to 14.00000%.......           255                   5,362,798.29                        4.51
14.00001% to 15.00000%.......            38                     737,533.79                         .62
15.00001% to 16.00000%.......            26                     248,822.49                         .21
16.00001% to 17.00000%.......            16                     141,966.98                         .12
Over 17.00000%...............             1                       6,565.07                         .01
                                      -----                ---------------                      ------
   Total................              3,160                $118,898,751.35                      100.00%
                                      =====                ===============                      ======

              REMAINING MONTHS TO MATURITY OF SUBSEQUENT CONTRACTS

                                                                AGGREGATE PRINCIPAL             % OF CONTRACT POOL BY
    MONTHS REMAINING                NUMBER OF CONTRACTS         BALANCE OUTSTANDING             OUTSTANDING PRINCIPAL
   AS OF CUT-OFF DATE               AS OF CUT-OFF DATE          AS OF CUT-OFF DATE            BALANCE AS OF CUT-OFF DATE
   ------------------               -------------------         -------------------           --------------------------
Less than 31.................                2                 $     17,053.24                           .01%
   31 to  45.................                5                       30,264.06                           .03
   46 to  60.................               69                      647,183.93                           .54
   61 to  75.................               16                      237,268.38                           .20
   76 to  90.................                7                      104,292.64                           .09
   91 to 105.................               15                      236,811.30                           .20
  106 to 120.................              205                    3,262,140.74                          2.74
  121 to 135.................                8                      183,342.85                           .15
  136 to 150.................               68                    1,597,660.63                          1.34
  151 to 165.................               11                      320,698.01                           .27
  166 to 180.................              422                   10,026,132.54                          8.43
  181 to 195.................                9                      284,288.95                           .24
  196 to 210.................               15                      494,216.64                           .42
  211 to 225.................               14                      454,747.72                           .38
  226 to 240.................              445                   14,124,455.99                         11.88
  241 to 255.................                6                      255,731.52                           .22
  256 to 270.................                3                      119,132.50                           .10
  271 to 285.................                8                      347,965.98                           .29
  286 to 300.................              312                   11,041,765.91                          9.29
  301 to 315.................                2                       81,184.35                           .07
  316 to 330.................                8                      395,562.02                           .33
  331 to 345.................               10                      456,472.23                           .38
  346 to 360.................            1,500                   74,180,379.22                         62.40
                                         -----                 ---------------                        ------
   Total.....................            3,160                 $118,898,751.35                        100.00%
                                         =====                 ===============                        ======

Set forth below is information regarding the combined pool of Initial, Additional and Subsequent Contracts transferred to the Trust on June 30, 1999 and July 29, 1999. Unless otherwise defined herein, all capitalized terms have the meanings set forth in the Prospectus Supplement.

             GEOGRAPHICAL DISTRIBUTION OF INITIAL, ADDITIONAL AND
                         SUBSEQUENT CONTRACT OBLIGORS

                                                                   AGGREGATE    % OF CONTRACT
                                                                   PRINCIPAL       POOL BY
                                             % OF CONTRACT          BALANCE      OUTSTANDING
                              NUMBER OF    POOL BY NUMBER OF      OUTSTANDING     PRINCIPAL
                           CONTRACTS AS OF  CONTRACTS AS OF       AS OF CUT-    BALANCE AS OF
                            CUT-OFF DATE     CUT-OFF DATE          OFF DATE     CUT-OFF DATE
                           --------------- -----------------  ----------------- -------------
Alabama.................        1,830             7.35%         $ 65,038,034.26      6.50%
Alaska..................            3             0.01               198,709.05      0.02
Arizona.................          488             1.96            20,718,993.56      2.07
Arkansas................          615             2.47            21,317,414.23      2.13
California..............          860             3.46            38,319,113.76      3.83
Colorado................          473             1.90            24,653,674.15      2.47
Connecticut.............           11             0.04               460,600.25      0.05
Delaware................           90             0.36             3,591,941.82      0.36
District of Columbia....            1              *                  34,269.73       *
Florida.................        1,321             5.31            57,806,181.62      5.78
Georgia.................        1,426             5.73            57,876,156.37      5.79
Idaho...................          116             0.47             5,260,538.91      0.53
Illinois................          421             1.69            13,796,498.25      1.38
Indiana.................          619             2.49            24,376,589.01      2.44
Iowa....................          361             1.45            12,186,969.80      1.22
Kansas..................          348             1.40            13,887,676,06      1.39
Kentucky................          728             2.93            24,337,350.65      2.43
Louisiana...............          591             2.37            20,232,190.43      2.02
Maine ..................          167             0.67             6,722,866.06      0.67
Maryland................           87             0.35             2,789,003.98      0.28
Massachusetts...........           12             0.05               341,312.06      0.03
Michigan................        1,092             4.39            47,733,645.06      4.77
Minnesota...............          538             2.16            18,928,841.37      1.89
Mississippi.............          696             2.80            23,963,365.44      2.40
Missouri................          649             2.61            21,124,090.31      2.11
Montana.................          206             0.83             8,411,434.38      0.84
Nebraska................           96             0.39             3,274,654.88      0.33
Nevada..................          241             0.97            13,485,962.01      1.35
New Hampshire...........          140             0.56             5,431,081.14      0.54
New Jersey..............            4             0.02               180,276.64      0.02
New Mexico..............          308             1.24            13,827,097.14      1.38
New York................          324             1.30            10,569,654.71      1.06
North Carolina..........        1,985             7.97            88,373,834.73      8.84
North Dakota............          116             0.47             3,566,951.26      0.36
Ohio....................          543             2.18            19,393,028.11      1.94
Oklahoma................          551             2.21            22,015,616.29      2.20
Oregon..................          288             1.16            19,746,246.01      1.97
Pennsylvania............          357             1.43            11,842,825.37      1.18
Rhode Island............            2             0.01                54,670.51      0.01
South Carolina..........        1,133             4.55            49,003,416.64      4.90
South Dakota............          207             0.83             7,180,691.87      0.72
Tennessee...............          818             3.29            29,748,798.43      2.97
Texas...................        2,353             9.45            97,781,159.60      9.78
Utah....................           89             0.36             5,171,569.62      0.52
Vermont.................           57             0.23             2,302,471.98      0.23
Virginia................          462             1.86            16,616,190.75      1.66
Washington..............          355             1.43            22,371,951.09      2.24
West Virginia...........          332             1.33            10,403,359.18      1.04
Wisconsin...............          254             1.02             7,963,882.14      0.80
Wyoming.................          121             0.49             5,569,284.05      0.56
Non-U.S. Based..........            1              *                  17,328.60       *
                               ------           ------          ---------------    ------
**Totals................       24,886           100.00%         $999,999,463.32    100.00%
                               ======           ======          ===============    ======

---------------
*   Indicates an amount greater than zero but less than .05%.

     YEARS OF ORIGINATION OF INITIAL, ADDITIONAL AND SUBSEQUENT CONTRACTS

                                                                                               % OF CONTRACT POOL BY
                                                          AGGREGATE PRINCIPAL                  OUTSTANDING PRINCIPAL
                         NUMBER OF CONTRACTS              BALANCE OUTSTANDING                      BALANCE AS OF
YEAR OF ORIGINATION(1)   AS OF CUT-OFF DATE               AS OF CUT-OFF DATE                       CUT OFF DATE
----------------------   -------------------              -------------------                  ---------------------
1990....................            3                      $      43,593.77                                * %
1993....................            1                             13,494.03                                *
1994....................            1                             36,187.31                                *
1995....................            1                              9,867.79                                *
1996....................            3                             53,570.44                               .01
1997....................            8                            631,726.40                               .06
1998....................           98                          8,464,875.24                               .86
1999....................       24,771                        990,746,148.34                             98.97
                               ------                      ----------------                            ------
   Total................       24,886                      $ 999,999,463.32                            100.00%
                               ======                      ================                            ======

*   Indicates an amount greater than zero but less than .05%.

(1) The Contracts shown in the above table with earlier years of origination primarily represent Contracts originated by the Company and subsequently refinanced through the Company. The Company retains the first origination dates on its records with respect to such refinanced Contracts.

                        DISTRIBUTION OF ORIGINAL INITIAL,
                  ADDITIONAL AND SUBSEQUENT CONTRACT AMOUNTS

                                                                                                           % OF CONTRACT POOL BY
                                                                        AGGREGATE                          OUTSTANDING PRINCIPAL
    ORIGINAL CONTRACT           NUMBER OF CONTRACTS                 BALANCE OUTSTANDING                        BALANCE AS OF
 AMOUNT (IN DOLLARS)(1)U        AS OF CUT-OFF DATE                   AS OF CUT-OFF DATE                          CUT-OFF DATE
------------------------        -------------------                 --------------------                    ---------------------
    Less than $10,000.......            823                        $    6,293,587.69                                  .63%
    Between $10,000 and
     $19,999................          3,328                            51,050,826.42                                 5.11
    Between $20,000 and
     $29,999................          4,836                           122,697,638.63                                12.27
    Between $30,000 and
     $39,999................          5,610                           194,704,495.89                                19.47
    Between $40,000 and
     $49,999................          3,626                           162,131,941.85                                16.21
    Between $50,000 and
     $59,999................          2,644                           145,052,504.81                                14.51
    Between $60,000 and
     $69,999................          1,758                           113,526,988.84                                11.35
    Between $70,000 and
     $79,999................            870                            64,909,479.53                                 6.49
    Between $80,000 and
     $89,999................            514                            43,553,152.38                                 4.36
    Between $90,000 and
     $99,999................            365                            34,694,036.25                                 3.47
    Between $100,000 and
     $109,999...............            202                            21,116,084.04                                 2.11
    Between $110,000 and
     $119,999...............            117                            13,413,608.96                                 1.34
    Between $120,000 and
     $129,999...............             91                            11,297,622.63                                 1.13
    Between $130,000 and
     $139,999...............             34                             4,562,328.40                                  .46
    Between $140,000 and
     $149,999...............             29                             4,216,557.62                                  .42
    Between $150,000 and
     $159,999...............             13                             2,006,437.11                                  .20
    Between $160,000 and
     $169,999...............             10                             1,638,429.73                                  .16
    Between $170,000 and
     $179,999...............              4                               700,613.63                                  .07
    Between $180,000 and
     $189,999...............              5                               910,494.23                                  .09
    Between $190,000 and
     $199,999...............              3                               582,981.31                                  .06
    Between $200,000 and
     $249,999...............              3                               634,154.80                                  .06
    Over $250,000...........              1                               305,498.57                                  .03
                                     ------                        -----------------                               ------
       Total................         24,886                        $  999,999,463.32                               100.00%
                                     ======                        =================                               ======

--------
(1) The largest original Contract amount is $268,436.61, which represents .03% of the aggregate principal balance of the Initial, Additional and Subsequent Contracts as of the Cut-off Date.

                 DISTRIBUTION OF ORIGINAL INITIAL, ADDITIONAL
               AND SUBSEQUENT LOAN-TO-VALUE RATIOS OF CONTRACTS

                                                               AGGREGATE PRINCIPAL             % OF CONTRACT POOL BY
                                 NUMBER OF CONTRACTS           BALANCE OUTSTANDING             OUTSTANDING PRINCIPAL
LOAN-TO-VALUE RATIO (1)          AS OF CUT-OFF DATE            AS OF CUT-OFF DATE            BALANCE AS OF CUT-OFF DATE
------------------------         -------------------           -------------------           --------------------------
Less than 61%................           799                    $   23,957,508.00                       2.40%
   61% to 65%................           251                         9,047,379.00                        .90
   66% to 70%................           348                        12,909,287.00                       1.29
   71% to 75%................           581                        25,473,538.00                       2.55
   76% to 80%................         2,176                        82,669,231.00                       8.27
   81% to 85%................         1,531                        64,968,955.00                       6.50
   86% to 90%................         8,753                       370,486,248.00                      37.05
   91% to 95%................         7,717                       310,747,775.00                      31.07
     Over 95%................         2,730                        99,739,543.00                       9.97
                                     ------                    -----------------                     ------
   Total.....................        24,886                    $  999,999,463.32                     100.00%
                                     ======                    =================                     ======

--------
(1) Rounded to the nearest 1%. The method of calculating loan-to-value ratios is described in the Prospectus.

               INITIAL, ADDITIONAL AND SUBSEQUENT CONTRACT RATES

                                                           AGGREGATE PRINCIPAL            % OF CONTRACT POOL BY
 RANGE OF CONTRACTS BY          NUMBER OF CONTRACTS        BALANCE OUTSTANDING            OUTSTANDING PRINCIPAL
     CONTRACT RATE              AS OF CUT-OFF DATE         AS OF CUT-OFF DATE           BALANCE AS OF CUT-OFF DATE
 ---------------------          -------------------        -------------------          --------------------------
Less than 5.00001%...........             6                $      501,453.00                        .05%
 5.00001% to  6.00000%.......            36                     2,624,608.00                        .26
 6.00001% to  7.00000%.......           509                    40,706,524.00                       4.07
 7.00001% to  8.00000%.......         2,003                   136,822,029.00                      13.68
 8.00001% to  9.00000%.......         3,982                   215,543,988.00                      21.55
 9.00001% to 10.00000%.......         5,357                   224,705,771.00                      22.48
10.00001% to 11.00000%.......         4,533                   163,464,978.00                      16.35
11.00001% to 12.00000%.......         3,742                   112,077,991.00                      11.21
12.00001% to 13.00000%.......         2,663                    65,992,455,00                       6.60
13.00001% to 14.00000%.......         1,549                    30,935,897.00                       3.09
14.00001% to 15.00000%.......           192                     3,483,538.00                        .35
15.00001% to 16.00000%.......           217                     2,239,638.00                        .22
16.00001% to 17.00000%.......            95                       883,252.00                        .09
Over 17.00000%                            2                        17,341.00                        .00
                                     ------                -----------------                     ------
   Total................             24,886                $  999,999,463.32                     100.00%
                                     ======                =================                     ======


 REMAINING MONTHS TO MATURITY OF INITIAL, ADDITIONAL AND SUBSEQUENT CONTRACTS

                                                                AGGREGATE PRINCIPAL             % OF CONTRACT POOL BY
    MONTHS REMAINING                NUMBER OF CONTRACTS         BALANCE OUTSTANDING             OUTSTANDING PRINCIPAL
   AS OF CUT-OFF DATE               AS OF CUT-OFF DATE          AS OF CUT-OFF DATE            BALANCE AS OF CUT-OFF DATE
   ------------------               -------------------         -------------------           --------------------------
Less than 31.................                11                  $       72,129.81                          0.01%
   31 to  60.................               488                       4,410,174.17                          0.44
   61 to  90.................               494                       6,985,897.10                          0.70
   91 to 120.................             1,557                      25,882,953.14                          2.59
  121 to 150.................               573                      12,269,854.09                          1.23
  151 to 180.................             3,093                      74,310,409.83                          7.43
  181 to 210.................               137                       4,641,197.70                          0.46
  211 to 240.................             3,547                     111,054,365.35                         11.11
  241 to 270.................                49                       1,830,989.26                          0.18
  271 to 300.................             2,234                      80,092,988.64                          8.01
  301 to 330.................                54                       2,485,392.93                          0.25
  331 to 360.................            12,649                     675,963,111.30                         67.59
                                         ------                  -----------------                        ------
   Total.....................            24,886                  $  999,999,463.32                        100.00%
                                         ======                  =================                        ======